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                                                                    Exhibit 10.7
                       AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------

     This Amendment entered into as of this 31st day of December, 1993 by and between NE Restaurant Company Limited Partnership, NE Restaurant (Glastonbury) Limited Partnership and NE Restaurant (Cambridge) Limited Partnership (collectively, the "Partnerships") ; the respective general partners of the Partnerships, NE Restaurant Company, Inc. ("NERC") , NE Restaurant (Connecticut), Inc. and NE Restaurant (Cambridge), Inc. (collectively, the General Partners"); and Paul Hoagland (the "Employee").

    WHEREAS, the Partnerships, the General Partners and the Employee have entered into an Employment Agreement, dated as of September 30, 1991 (the "Employment Agreement");

    WHEREAS, the Partnerships have been reorganized, effective as of the date hereof, such that NERC owns all of the partnership interests in the Partnerships and the business of the Partnerships will hereinafter be conducted by NERC; and

    WHEREAS, the Partnerships, the General Partners and the Employee wish to amend the Employment Agreement such that NERC is the Employer as defined therein and otherwise as hereinafter set forth;

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

    1. The Employment Agreement is hereby amended to substitute NERC for the Partnerships and the General Partners as parties to the Employment Agreement and, in connection therewith, to change the term "Employers" throughout the Employment Agreement to "Employer" and such term shall hereinafter be defined to mean "NE Restaurant Company, Inc., its successors and assigns."

    2. The Partnerships and the General Partners (other than NERC) are hereby released from all obligations and liabilities under the Employment Agreement and NERC hereby assumes all obligations and liabilities of each of the Partnerships and the General Partners under the Employment Agreement.

    3. The Employee hereby acknowledges and agrees that, in consideration of the 5.50% interest in the Partnerships issued to him by the Partnerships which has been converted into 5.50% of the issued and outstanding common stock of NERC in connection with the reorganization, he is not entitled to any further Incentive Interest or other interest in the Partnerships as provided in Section 5 of the Employment Agreement and, therefore, Section 5 of the Employment Agreement is hereby deleted in its entirety.

    4. Section 6 of the Employment Agreement is hereby deleted in its entirety and the rights of repurchase with respect to the common stock of NERC held by the Employee shall be

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governed by the Stockholder Agreement, dated as of the date hereof, among the stockholders of NERC, including the Employee.

    5. Except as provided herein, all terms and provisions of the Employment Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.


                              NE RESTAURANT COMPANY, INC.
                              on its own behalf and, as general partner, on behalf of NE Restaurant Company
                              Limited Partnership


                              By: /s/ Dennis Pedra
                                  ----------------
                                  Dennis Pedra, President

                              NE RESTAURANT(CAMBRIDGE), INC.
                              on its own behalf and, as general partner, on behalf of NE Restaurant (Cambridge) Limited Partners


                              By: /s/ Dennis Pedra
                                  ----------------
                                   Dennis Pedra, President

                              NE RESTAURANT (CONNECTICUT), INC.
                              on its own behalf and, as general partner, on behalf of NE Restaurant (Glastonbury) Limited Partnership


                              By: /s/ Dennis Pedra
                                  ----------------
                                   Dennis Pedra, President



                              /s/ Paul Hoagland
                              -----------------
                              Paul Hoagland

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